UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)
                   September 26, 2005 (September 21, 2005)
                               ____________

                     DIALYSIS CORPORATION OF AMERICA
        (Exact name of registrant as specified in its charter)


          Florida                      0-8527                59-1757642
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of principal executive offices)                  (Zip Code)


    Registrant's telephone number, including area code: (410) 694-0500

                                Not Applicable
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets

     Effective September 21, 2005 (the "Effective Date"), Dialysis Corporation of America (the "Company") and Medicore, Inc. ("Medicore"), the Company's parent corporation, completed the merger of Medicore with and into the Company pursuant to the provisions of the Agreement and Plan of Merger between the Company and Medicore, dated June 2, 2005 (the "Merger Agreement"). In accordance with the terms of the Merger Agreement, on the Effective Date the outstanding shares of Medicore common stock were deemed cancelled and converted into the right to receive .68 of a share of the Company for each common share of Medicore outstanding as of the Effective Date of the merger.

     In connection with the merger there will be a net issuance of an aggregate of 449,366 common shares of the Company resulting in 9,115,931 common shares of the Company outstanding after the merger. The net issuance gives effect to an aggregate of 5,270,610 common shares to be issued by the Company to former shareholders of Medicore based upon the .68 exchange ratio, and the cancellation of 4,821,244 common shares of the Company owned by Medicore prior to the merger which are being returned to the authorized and unissued share capital of the Company.

     The foregoing summary of the merger is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Appendix A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4/A-1 (File No. 333-125515) filed with the Securities and Exchange Commission ("SEC") on August 10, 2005 (the "Registration Statement"). The proxy statement/prospectus included in the Registration Statement sets forth certain additional information regarding the merger the Company and Medicore.

     On September 21, 2005 the Company and Medicore issued a joint press release announcing the completion of the merger, a copy of which press release is attached as an exhibit to this Current Report.

Item 9.01  Financial Statements and Exhibits

(a)  Financial statements of business acquired.

     The audited financial statements of Medicore as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004, 2003 and 2002 are incorporated herein by reference to Part IV, Item 15(a)(1) of Amendment No. 1 to the Annual Report on Form 10-K/A filed by Medicore with the SEC on August 9, 2005. The unaudited financial statements of Medicore as of June 30, 2005 and for the six months ended June 30, 2005 and 2004 are incorporated herein by reference to Item 1 of the Quarterly Report on Form 10-Q filed by Medicore with the SEC on August 15, 2005.

(b)  Pro forma financial information.

     Unaudited pro forma consolidated condensed financial information for the year ended December 31, 2004 is incorporated herein by reference to pages 157 and 161 through 163 of the proxy statement/prospectus contained in the Registration Statement on Form S-4/A-1 (File No. 333-125515) filed by the Company with the SEC on August 10, 2005.

     Pursuant to instruction (b)(2) of Item 9.01 of Form 8-K, the unaudited pro forma consolidated condensed financial information as of and for the six months ended June 30, 2004 required to be filed in connection with this report will be filed no later than November 30, 2005.

(c)  Exhibits

2.1 Agreement and Plan of Merger between Dialysis Corporation of America and Medicore, Inc. dated June 2, 2005 (incorporated herein by reference to Annex A to the proxy statement/prospectus included in and made a part of the Registration Statement on Form S-4/A-1 (File No. 333-125515) filed by Dialysis Corporation of America with the SEC on August 10, 2005).

3.1 Articles and Plan of Merger filed by Dialysis Corporation of America and Medicore, Inc. with the Secretary of State of the State of Florida on September 21, 2005.

99.1 Press Release dated September 21, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By______________________________
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                            Officer

Dated:  September 26, 2005